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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549
                                 ___________

                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             NVIDIA Corporation
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           (Exact Name of Registrant as Specified in its Charter)

                   Delaware                               94-3177549
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                           Identification no.)

        1226 Tiros Way, Sunnyvale, CA                       94086
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(Address of principal executive offices)                            (Zip code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange
Act and is effective pursuant to General Instruction
A.(c), please check the following box.  [X]

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If this form relates to the registration of a class of
securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction
A.(d), check the following.   [_]

Securities Act registration statement number to which
this form relates:            333-47495
                  -----------------------------------
                           (if applicable)

                                       1.
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 54 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-47495, filed with the Securities and Exchange Commission (the "Commission") on March 6, 1998 and is incorporated herein by reference.

ITEM 2.   EXHIBITS.

   EXHIBIT
    NUMBER              DESCRIPTION

     4.1        Form of Certificate of Incorporation of the Registrant. (1)

     4.2        Form of Bylaws of the Registrant. (1)

     5.1        Specimen Certificate for Registrant's Common Stock. (2)
     ______________________________
     (1) Filed as an exhibit to the Registration Statement and incorporated herein by reference.
     (2) To be filed as an exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference.

                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              NVIDIA CORPORATION
                              (Registrant)

Date:  March 20, 1998         By:   /s/ Geoffrey G. Ribar
                                    ------------------------------------
                                    Geoffrey G. Ribar
                                    Chief Financial Officer

                                       3.